Operating and Direct Financing Leases	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Operating and Direct Financing Leases

Operating and Direct Financing Leases
Charters-in
As at December 31, 2016, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels were approximately $185.0 million, comprised of $105.7 million (2017), $44.1 million (2018), $25.5 million (2019), $8.3 million (2020), and $1.4 million (2021). The Company recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.
Charters-out
Time charters and bareboat charters of the Company’s vessels to third parties (except as noted below) are accounted for as operating leases. Certain of these charters provide the charterer with the option to acquire the vessel or the option to extend the charter. As at December 31, 2016, minimum scheduled future revenues to be received by the Company on time charters and bareboat charters then in place were approximately $8.0 billion, comprised of $1.3 billion (2017), $1.2 billion (2018), $1.1 billion (2019), $1.0 billion (2020), $0.7 billion (2021) and $2.7 billion (thereafter). The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2016, revenue from unexercised option periods of contracts that existed on December 31, 2016, revenue from vessels in the Company’s equity accounted investments, or variable or contingent revenues. In addition, minimum scheduled future operating lease revenues presented in this paragraph have been reduced by estimated off-hire time for any periodic maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.

The carrying amount of the vessels accounted for as operating leases at December 31, 2016, was $6.6 billion (2015 - $7.1 billion). The cost and accumulated depreciation of the vessels employed on operating leases as at December 31, 2016 were $9.1 billion (2015 - $9.6 billion) and $2.5 billion (2015 - $2.5 billion), respectively.
Operating Lease Obligations
Teekay Tangguh Joint Venture
As at December 31, 2016, the Teekay BLT Corporation (or the Teekay Tangguh Joint Venture) was a party to operating leases (or Head Leases) whereby it is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third party company. The Teekay Tangguh Joint Venture is then leasing back the LNG carriers from the same third party company (or the Subleases). Under the terms of these leases, the third party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The Teekay Tangguh Joint Venture’s carrying amounts of this tax indemnification guarantee as at December 31, 2016 and December 31, 2015 were $7.5 million and $8.0 million, respectively, and are included as part of other long-term liabilities in the consolidated balance sheets of the Company. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Joint Venture will be required to make termination payments to the third party company sufficient to repay the third party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20 year terms and are classified as operating leases. The Head Lease and the Sublease for the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.

As at December 31, 2016, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

Year	Head Lease Receipts (1) $	Sublease Payments(1)(2) $
2017	21,242	24,113
2018	21,242	24,113
2019	21,242	24,113
2020	21,242	24,113
2021	21,242	24,113
Thereafter	154,095	174,959
Total	260,305	295,524

(1)
The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2016, the Teekay Tangguh Joint Venture had received $250.0 million of aggregate Head Lease receipts and had paid $187.9 million of aggregate Sublease payments. The portion of the Head Lease receipts that has not been recognized into earnings, is deferred and amortized on a straight line basis over the lease terms and, as at December 31, 2016, $3.7 million and $36.7 million of Head Lease receipts had been deferred and included in unearned revenue and other long-term liabilities, respectively, in the Company’s consolidated balance sheets.

(2)	The amount of payments under the Subleases is updated annually to reflect any changes in the lease payments due to changes in tax law.
Net Investment in Direct Financing Leases
The time charters for the two Tangguh LNG carriers, one FSO unit of Teekay Offshore and certain VOC equipment are accounted for as direct financing leases. In addition, in September and November 2013, Teekay LNG acquired two 155,900-cubic meter LNG carriers (or Awilco LNG Carriers) from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on a five- and four-year fixed-rate bareboat charter contract (plus a one-year extension option), respectively, with Awilco holding a fixed-price purchase obligation at the end of the charter. The bareboat charters with Awilco are accounted for as direct financing leases. The purchase price of each vessel was $205.0 million less a $51.0 million upfront prepayment of charter hire by Awilco (inclusive of a $1.0 million upfront fee), which is in addition to the daily bareboat charter rate. The following table lists the components of the net investments in direct financing leases for the five vessels and VOC equipment:

	December 31, 2016 $	December 31, 2015 $
Total minimum lease payments to be received	777,334	855,655
Estimated unguaranteed residual value of leased properties	203,465	203,465
Initial direct costs and other	393	428
Less unearned revenue	(320,598)	(375,419)
Total	660,594	684,129
Less current portion	(154,759)	(26,542)
Long-term portion	505,835	657,587

As at December 31, 2016, minimum lease payments to be received by the Company in each of the next five years following 2016 were $206.2 million (2017), $175.0 million (2018), $40.4 million (2019), $40.4 million (2020), $40.4 million (2021) and $1.9 million (thereafter). The FSO contract is scheduled to expire in 2017, the LNG time charters are both scheduled to expire in 2029 and the two LNG carriers under the Awilco LNG carrier leases expire in 2017 and 2018.